PEAPACK-GLADSTONE FINANCIAL CORPORATION

                                      PROXY

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                             Tuesday, April 27, 1999

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned hereby appoints John D. Kissel, George R. Layton and Jack D. Stine, or any one of them, as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse side, all of the shares of common stock of PEAPACK-GLADSTONE FINANCIAL CORPORATION held of record by the undersigned at the Annual Meeting of Shareholders of PEAPACK-GLADSTONE FINANCIAL CORPORATION, to be held at the Peapack-Gladstone Financial Corporation's Loan and Administration Building, 158 Route 206 North, Gladstone, New Jersey, on Tuesday April 27, 1999 at 2:00 p.m., and at any adjournment thereof.

         This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR the election of the 11 nominees for director listed in the Proxy Statement.

                               (see reverse side)


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1.       ELECTION OF 11 DIRECTORS

         / / FOR the nominees listed below (except as marked to the contrary below):

         / / FOR ALL nominees except:
                             (Instructions:  To withhold authority to vote for
                                             any individual nominee(s) write
                                             that nominee's name on the above
                                             line.)

         /   /  WITHHOLD AUTHORITY to vote for all nominees listed below

         Pamela Hill, T. Leonard Hill, Frank A. Kissel, John D. Kissel, James R. Lamb, George R. Layton, Edward A. Merton, F. Duffield Meyercord, John
         R. Mulcahy, Philip W. Smith III, Jack D. Stine.

2. In their discretion, upon such other matters as may properly come before the meeting.

                                     Dated:  ________________, 1999

                                     ---------------------------
                                     Signature

                                     ---------------------------
                                     Signature

                                     (Please sign exactly as your name  appears.
                                     When signing as an executor, administrator,
                                     guardian,  trustee or attorney, please give
                                     your   title  as  such.   If  signer  is  a
                                     corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

                                     PLEASE DATE, SIGN AND RETURN PROMPTLY